                                                                  EXHIBIT 10.51



                           ESCROW AND SECURITY AGREEMENT


         THIS ESCROW AND SECURITY AGREEMENT (this "Agreement") dated this 6th day of April, 1998, by, between and among NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation ("Nationwide"), EMPLOYERS LIFE INSURANCE COMPANY OF WAUSAU, a Wisconsin corporation ("Employers") (Nationwide and Employers collectively, "Lender"), KOONTZ/MCCOMBS 1, LTD., a Texas limited partnership ("Borrower"), HOLLIDAY FENOGLIO FOWLER, L.P., a Delaware limited partnership ("Escrow Agent") and SOLO SERVE CORPORATION, a Delaware corporation ("Solo Serve");


                             W I T N E S S E T H :


         WHEREAS, Lender has made a loan to Solo Serve in the amount of $5,940,000 (the "Loan"), and in connection with the Loan, Solo Serve has executed and delivered to Lender one certain Mortgage Note A ("Note A") dated November 20, 1992, payable to the order of Nationwide in the original principal sum of $4,940,000, with interest and principal payable as therein provided, and one certain Mortgage Note B ("Note B") dated November 20, 1992, payable to the order of Employers in the original principal sum of $1,000,000, with interest and principal payable as therein provided (Note A and Note B being collectively the "Note"), the payment of which Note is secured by Deed of Trust, Mortgage and Security Agreement (the "Deed of Trust") dated of even date with the Note from Maker to M. Lawrence Hicks, Jr., Trustee, recorded in Volume 5504, Page 720, of the Real Property Records of Bexar County, Texas, covering certain real and personal property described therein (the "Property");

         WHEREAS, Solo Serve has sold, transferred and conveyed the Property to Borrower and Borrower has assumed the Loan pursuant to an Assumption Agreement dated of even date herewith between Borrower and Lender;

         WHEREAS, Borrower and Solo Serve have entered into a lease (the "Lease") covering the Property and in connection therewith $500,000 of prepaid rent (the "Prepaid Rent") shall be deposited with Escrow Agent to be placed in an escrow account (the "Escrow Account");

         WHEREAS, Escrow Agent has agreed to accept the $500,000 and any interest thereon (collectively, the "Escrow Funds") and to hold them as the agent of Lender and Borrower for the purpose of perfecting Lender's security interest therein, and to establish and administer the Escrow Account in accordance with the terms and conditions set forth herein;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Escrow Agent agree as follows:

         1. Appointment of Escrow Agent. Borrower, Solo Serve and Lender hereby designate Escrow Agent to act as escrow agent for all purposes set forth herein including, but not limited to, acting as the bailee and agent of Lender and Borrower for the purpose of perfecting Lender's security interest in the Escrow Funds, and Escrow Agent hereby agrees to such designation and assumes and accepts the obligations of escrow agent as set forth herein. Escrow Agent agrees to hold the Escrow Funds in its safekeeping in separate and segregated accounts, and to deliver the Escrow Funds only in accordance with the instructions provided herein.

         2. Delivery of Escrow Funds. Contemporaneously with the execution hereof, Borrower has delivered to the Escrow Agent the Escrow Funds. The Escrow Account shall be opened in the name of the Escrow Agent. Escrow Agent shall notify Lender in writing of the style and number of the Escrow Account. Escrow Agent shall deposit the Escrow Funds with an FDIC insured financial institution, provided that at no time shall any portion of the principal thereof be exposed to any risk of loss. Neither Escrow Agent nor Lender shall be responsible for any losses resulting from the investment said deposit of the Escrow Funds or for obtaining any specific level or percentage of earnings on such investment. Solo Serve, Borrower and Lender agree that the Escrow Funds shall, until further notice, be deposited in a federally insured interest-bearing account at Nationsbank, Dallas, Texas (the "Bank").

         3. Interest on Escrow Funds. Any interest paid on Escrow Funds deposited with Escrow Agent pursuant to this Agreement shall be added to and become a part of the Escrow Funds. In the event of an Event of Default (as hereinafter defined) all accrued interest of funds deposited with Escrow Agent pursuant to this Agreement shall be disbursed to Lender to be applied in the same manner as outlined in subparagraph 12(b) below. All earnings from the investment of the Escrow Funds on deposit in the Escrow Account shall be reported by Escrow Agent to applicable authorities, if at all, using the federal tax identification number of Borrower. The parties hereto acknowledge that the foregoing provision shall not in any way abrogate, vitiate or diminish the effectiveness of the security interests granted to Lender in paragraph 6 below.

         4. Acknowledgment by Escrow Agent. By its execution hereof, Escrow Agent acknowledges receipt of the Escrow Funds from Borrower for deposit into the Escrow Account, and hereby agrees to hold the same pursuant to the terms hereof. Escrow Agent hereby agrees to hold and disburse the Escrow Funds as directed by Lender, Solo Serve and Borrower in accordance with the terms and conditions set forth herein. Escrow Agent further agrees to use commercially reasonably efforts to obtain from the Bank and any other depository of the Escrow Funds and provide to Lender, Solo Serve and Borrower a written waiver provided by Solo Serve of any and all rights it may have in and to the Escrow Funds and/or the Escrow Account including, without limitation, any security interest, bank or other possessory lien, or right of offset.

         5. Disbursement Procedures. The Escrow Funds may be disbursed to Borrower according to the terms of Section 4.2c (i)- (iv) of the Lease or in the event of a default under the Lease by Solo Serve in which Borrower is entitled to damages, the Escrow Funds (or portion thereof) to which Borrower is so entitled under the Lease shall be considered partial satisfaction of such damages and shall remain in the Escrow Account, and if Lender consents thereto upon occurrence of such a default (which consent shall not be unreasonably withheld or delayed), the Escrow Funds (or said portion thereof, as is applicable) may be used by Borrower to cover debt service for the Loan or for tenant improvement expenses in connection with a substitute tenant. The Escrow Funds to which Borrower is entitled under the Lease will be disbursed to Borrower in accordance with the preceding sentence upon compliance with the provisions of this Agreement and the following procedures:

                 (a) There exists no Event of Default and no event or occurrence which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, hereunder or under the Loan Documents;

                 (b) Borrower shall certify to Lender that there are no uncured defaults under the Note, the Deed of Trust or any of the other documents securing the Loan at the time the disbursement of a portion or all of the Escrow Account is requested;

                 (c) Borrower shall deliver to Lender and the Escrow Agent a written request for the disbursement of a portion or all of the Escrow Funds; and

                 (d) Escrow Agent has received written authorization from Lender for the proposed disbursement of a portion or all of the Escrow Account.

                 (e) In the event Borrower wishes to receive a disbursement of any portion of the Escrow Funds to which Borrower is entitled to under the Lease in connection with tenant improvements for a substitute tenant, Borrower shall furnish evidence satisfactory to Lender in its reasonable discretion that occupancy leases approved by Lender have been executed and are in full force and effect and that the tenant improvements required by those leases have been completed and the respective tenants are in occupancy and open for business, which evidence shall include copies of such executed occupancy leases approved by Lender, executed current tenant estoppel certificates on Lender's form, approved by Lender, in its reasonable discretion, lien waivers, invoices, unconditional certificates of occupancy and a current inspection report of the Property prepared by Lender's inspecting architect/engineer.

         If, at any time during this Agreement, Solo Serve would be entitled to the payment of all or any portion of the Escrow Funds pursuant to the terms of the Lease because of a termination thereof resulting from (a) the condemnation of all or any portion of the Property, or (b) any casualty loss at the Property, the Escrow Agent shall disburse such portion to Solo Serve upon notification of the occurrence of such event by Solo Serve, Borrower and Lender, which notification shall not be unreasonably withheld or delayed by such parties. Furthermore, in the event the Lease is terminated by Solo Serve pursuant to any rights or remedies it may have at law or equity as a result of Borrower's default thereunder, the then balance of the Escrow Funds shall be paid to Solo Serve upon written notification by Lender and Solo Serve of such termination to Escrow Agent, which notification shall not be unreasonably withheld or delayed by such parties. Notwithstanding any of the foregoing to the contrary, it is expressly agreed that Solo Serve's interest in and to the Escrow Funds shall, at any time, only extend to that portion thereof equaling the difference obtained by subtracting any portion of the Escrow Funds previously applied pursuant to the terms of the Lease from the original Prepaid Rent deposited into the Escrow Account. In no event shall Solo Serve have any right, title or interest in and to any portion of the interest or other earnings on the Escrow Funds.

         6. Grant of Security Interest. As security for the payment of the Note and all indebtedness now or hereafter incurred or arising pursuant to the provisions of, or secured by, the Deed of Trust, or any other deed of trust and security agreement executed by Borrower to secure the Loan, which indebtedness includes all indebtedness incurred or arising pursuant to the provisions of this Agreement (the indebtedness referred to in this paragraph herein called the "secured indebtedness" or the "indebtedness secured hereby"), Borrower hereby pledges, assigns and transfers to Lender and hereby grants to Lender a security interest in all of Borrower's right, title and interest in and to the Escrow Funds and any and all interest of Borrower therein and rights of Borrower thereto, whether Borrower's ownership or other rights therein are presently held or hereafter acquired and howsoever Borrower's interests therein may arise or appear, which security interest shall be subject to the rights of Solo Serve in and to the Escrow Funds pursuant to the Lease. Escrow Agent and Borrower hereby agree that Escrow Agent will hold the Escrow Funds as the agent of Lender and Borrower for the purpose of perfecting Lender's security interest therein. Subject to Solo Serve's rights in and to the Prepaid Rent, Escrow Agent hereby recognizes Lender's first and prior right to the Escrow Account and the grant of such security interest to Lender in the Escrow Funds, and agrees that Escrow Agent shall have no security interest, bank or other possessory lien, right of offset or other claim against the Escrow Funds. In addition to Lender's other rights at law or in equity, Lender shall have all rights of a secured party under the Texas Business and Commerce Code, as amended (the "Code") whether or not the security interest granted herein is covered by the Code. It is understood and agreed that consistent with the terms of the Lease and that certain Security Agreement by and between Solo Serve, as debtor and Borrower, as secured party (the "Security Agreement"), Solo Serve has granted to Borrower a security interest in the Prepaid Rent. Lender consents to the Security Agreement and the security interest created therein.

         7. Borrower's Taxpayer Identification Number. Borrower's federal taxpayer identification number is 74- 2872440.

         8. Covenants of Borrower. So long as the indebtedness secured hereby or any part thereof remains unpaid, Borrower covenants and agrees with Lender as follows:

                 (a) Borrower shall furnish Lender such instruments and shall take such action as may be reasonably required by Lender to assure transferability of the Escrow Funds when and as often as may be reasonably requested by Lender consistent with the provisions of this Agreement and the Deed of Trust;

                 (b) Borrower will not pledge, assign, transfer or otherwise dispose of all or any interest of Borrower in the Escrow Funds or right of Borrower thereto, or permit any of the foregoing, or attempt to make any withdrawal from the Escrow Account except as specifically permitted hereunder;

                 (c) Except in connection with the Security Agreement described in Section 6 hereof, Borrower will not, without the prior written consent of Lender, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any voluntary or involuntary lien, security interest, encumbrance or charge, or other title retention document, against or covering the Escrow Funds, or any part thereof, or any interest of Borrower therein or right of Borrower thereto regardless of whether the same are expressly or otherwise subordinate to the security interest created in this Agreement, and should any of the foregoing become attached hereafter in any manner to any part of the Escrow Funds without the prior written consent of Lender, Borrower will cause the same to be promptly discharged and released;

                 (d) Borrower shall promptly execute and deliver to Lender any financing statement or financing statement change or continuation statement required by Lender to establish or maintain the validity, perfection or priority of the security interest granted herein.
         Lender shall be authorized to file, without the signature of Borrower where permitted by law, one or more financing or continuation statements, and/or amendments thereto, relating to the interest of Borrower in the Escrow Funds or right of Borrower thereto (a copy of which shall be provided by Lender to Borrower). Borrower further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Escrow Funds is sufficient as a financing statement and may be filed in any jurisdiction Lender may deem appropriate; and

                 (e) In the event that Borrower shall file a petition with any bankruptcy court or be the subject of any petition filed under 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), Borrower acknowledges and agrees that its interest in the Escrow Funds is the property of Lender and shall not constitute property of the bankruptcy estate within the meaning of Section 541 of the Bankruptcy Code. In the event that, notwithstanding the foregoing, the bankruptcy court shall determine that Borrower has any continuing right, title or interest in or to the Escrow Funds and that all or any portion of the Escrow Funds are property of the bankruptcy estate, Borrower hereby acknowledges and agrees that all such Escrow Funds to which Borrower is entitled shall constitute Lender's cash collateral within the meaning of Section 363 of the Bankruptcy Code. Borrower further acknowledges that in such event, Lender does not consent to Borrower's use of such cash collateral, and that Borrower shall have no right to use or apply any such cash collateral unless and until Borrower shall have received a court order authorizing use of the same, and Lender shall have been provided with adequate protection as contemplated by
         Section  361 of the Bankruptcy Code.

         9. Right of Lender to Perform. Borrower agrees that, if Borrower fails to perform any act or to take any action which hereunder Borrower is required to perform or take, or to pay any money which hereunder Borrower is required to pay, or takes any action prohibited hereby, Lender, in Borrower's name or in its own name, may but shall not be obligated to perform or cause to be performed such act or take such action or pay such money or remedy any action so taken, and any expenses so incurred by Lender, and any money paid by Lender in connection therewith, shall be a demand obligation owing by Borrower to Lender and Lender, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts due and owing by Borrower to Lender pursuant to this Agreement shall bear interest from the date such amount becomes due until paid at the rate of interest payable on matured but unpaid principal of or interest on the Note and such amounts and interest thereon shall be a part of the secured indebtedness and shall be secured by this Agreement and the Deed of Trust and by any other instrument securing the secured indebtedness.

         10.     Termination of Escrow.

                 (a) If any Escrow Funds remain in the Escrow Account after the Note has been paid in full and all other obligations of Borrower under the Note and Deed of Trust have been satisfied, then Lender shall have no further rights hereunder and the Escrow Funds shall be held by Escrow Agent for disbursement in accordance with the terms of the Lease.

                 (b) If Solo Serve or Borrower has terminated the Lease due to their respective rights under the Lease in the event of a casualty loss at the Property, or if Solo Serve terminates the Lease because of a taking of the Property or pursuant to any rights it may have at law as a result of Borrower's default under the Lease, and provided Solo Serve and/or Borrower have complied with the provisions of that certain Estoppel Certificate and Non-Disturbance and Attornment Agreement of even date herewith, executed by Borrower, Lender, and Solo Serve, the Escrow Funds shall be disbursed by Escrow Agent in accordance with the terms of the Lease.

                 (c) The Escrow Account shall terminate upon the last to occur of (i) the date the Note has been paid in full and all other obligations of Borrower under the Note and Deed of Trust have been satisfied of (ii) the date on which the last of the Escrow Funds is applied in accordance with the terms of the Lease.

         11. Mortgage Banker. Solo Serve, Borrower and Lender recognize that Escrow Agent, as mortgage banker in the transaction, has represented the interest of Borrower and Lender in the negotiation of the Commitment and the closing of the loan. Borrower understands that, during the escrow period, Escrow Agent will have a continuing relationship to the transaction as Lender's servicing agent for the loan. Solo Serve, Borrower and Lender agree to appoint Escrow Agent in the capacity set forth in this Agreement notwithstanding Escrow Agent may have represented or continues to represent Borrower and Lender.

         12.     Events of Defaults and Remedies.

                 (a) The term "Event of Default" as used in this Agreement shall mean (i) any default under and as defined in the Deed of Trust or in any other deed of trust, assignment of leases and rents and security agreement executed by Borrower to secure the Loan, and (ii) any default by Borrower in its obligations under this Agreement;

                 (b) Upon the occurrence of an Event of Default, Lender may at its option, and without notice to Borrower, require Escrow Agent to deliver any and all portions of the Escrow Funds which Borrower becomes entitled to under the Lease to Lender. Failure of Lender to so require the delivery of and to apply such funds upon the occurrence of an Event of Default shall not be deemed a waiver of the right to do so in the event of a subsequent Event of Default. Upon the occurrence of an Event of Default, Borrower hereby authorizes Lender, and Lender shall have full right and authority, (i) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any portion of the Escrow Funds to which Borrower is entitled under the Lease, (ii) to execute any and all withdrawal receipts or other orders for the payment such portion of the Escrow Funds from the Escrow Account, and (iii) in the discretion of Lender, to file any claim or take any other action or proceeding, either in Borrower's name or in its own name, which Lender may deem necessary or appropriate to protect and preserve the rights of Lender hereunder. Escrow Agent shall be entitled to rely on Lender's statement in writing that an Event of Default has occurred and shall, upon Lender's request after the receipt of such a statement, turn any or all of the Escrow Funds so requested over to Lender without any right to investigate the actual occurrence or non-occurrence of an Event of Default;

                 (c) Upon the occurrence of an Event of Default, Lender may exercise its right of enforcement under the Code with respect to the portion of the Escrow Funds to which Borrower is then entitled under the Lease, whether or not the security interest granted herein is covered by the Code, and in conjunction with, in addition to or in substitution for those rights and remedies and the other rights and remedies provided for herein (including specifically, without limitation, the rights and remedies provided for in the immediately preceding subparagraph:

                     (i) written notice mailed to Borrower as provided herein five (5) days prior to the date of public sale of the portion of the Escrow Funds to which Borrower is entitled under the Lease or prior to the date after which private sale of said portion of the Escrow Funds will be made shall constitute reasonable notice;

                     (ii) it shall not be necessary that Lender take possession of said portion of the Escrow Funds or any part thereof prior to the time that any sale pursuant to the provisions of this paragraph is conducted and it shall not be necessary that said portion of the Escrow Funds or any part thereof be present at the location of such sale;

                     (iii) prior to application of proceeds of disposition of said portion of the Escrow Funds to the secured indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale, selling, and the like and the reasonable attorneys' fees and legal expenses incurred by Lender;

                     (iv) the sale by Lender of less than the whole of said portion of the Escrow Funds shall not exhaust the rights of Lender hereunder, and Lender is specifically empowered to make successive sale or sales hereunder until the whole of said portion of the Escrow Funds shall be sold; and, if the proceeds of such sale of less than the whole of said portion of the Escrow Funds shall be less than the aggregate of the indebtedness secured hereby, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of said portion of the Escrow Funds just as though no sale had been made; provided, however, that Borrower shall never have any right to require the sale of less than the whole of said portion of the Escrow Funds but Lender shall have the right, at its sole election, to sell less than the whole of said portion of the Escrow Funds;

                     (v) in the event any sale hereunder is not completed or is defective in the opinion of Lender, such sale shall not exhaust the rights of Lender hereunder and Lender shall have the right to cause a subsequent sale or sales to be made hereunder;

                     (vi) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the indebtedness or as to the occurrence of an Event of Default, or as to Lender having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

                     (vii) Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of sale, but in the name and on behalf of Lender;

                 (d) Upon the occurrence of an Event of Default, Lender may reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

                 (e) Upon the occurrence of an Event of Default, Lender may at any time cause any or all of the Escrow Funds to which Borrower is then entitled to under the Lease to be transferred into its name or into the name or names of any nominee or nominees of Lender;

                 (f) In addition to all other remedies herein provided for, Borrower agrees that, upon the occurrence of an Event of Default, Lender shall as a matter of right be entitled to the appointment of a receiver or receivers for the portion of the Escrow Funds to which Borrower is entitled under the Lease, whether such receivership be incident to a proposed sale of the portion of the Escrow Funds to which Borrower is then entitled under the Lease or otherwise, and without regard to the value of said portion of the Escrow Funds or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Borrower does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by Lender, but nothing herein is to be construed to deprive Lender of any other right, remedy or privilege it may now have under the law to have a receiver appointed. Any money advanced by Lender in connection with any such receivership shall be a demand obligation owing by Borrower to Lender and shall bear interest from the date of making such advancement by Lender until paid at the rate of interest payable on matured but unpaid principal of or interest on the Note and such money plus interest shall be a part of the secured indebtedness and shall be secured by this Agreement and the Deed of Trust and by any other instrument securing the secured indebtedness;

                 (g) All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the secured indebtedness, or any part thereof, or otherwise benefiting Lender. Upon the occurrence of an Event of Default, Lender shall, in addition to the remedies herein provided, be entitled to exercise any and all rights and remedies reserved to Lender in the Note, the Deed of Trust and each and every other document evidencing or securing, or otherwise executed and delivered in connection with, the Loan and shall also be entitled to avail itself of all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies;

                 (h) Lender may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole and uncontrolled discretion, and any such action shall not in anyway be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement; and

                 (i) If following an Event of Default, Lender succeeds to the interest of Borrower in and to the Property, by way of foreclosure of the lien of the Deed of Trust, conveyance in lieu thereof or otherwise, it is expressly agreed that Lender shall also succeed to all rights of Borrower in and to any portion of the Escrow Funds which have not been previously applied in accordance with the terms of the Lease and, upon Lender succeeding to the interest of Borrower in and to the Property, Escrow Agent is authorized to thereafter make all disbursements to which Borrower would otherwise be entitled hereunder directly to Lender.

         13. Expenses. Borrower shall pay all charges and reasonable expenses of Escrow Agent and any substitute in its capacity as escrow agent pursuant to this Agreement, including but not limited to reasonable attorneys' fees, expenses and other out-of-pocket costs as may be incurred by Escrow Agent and any substitute in connection with the administration of this Agreement, and all charges and expenses of Lender incurred in connection with the administration of this Agreement including, without limitation, reasonable attorneys' fees. Borrower acknowledges that there is a $500 fee to establish the Escrow Account, and a fee of $100 per disbursement, plus any charges that might be incurred in the event an inspection is required.

         14. Limitation of Liability of Escrow Agent. Escrow Agent shall act under this Agreement only as an escrow agent pursuant to the terms of this Agreement and instructions given pursuant hereto, and otherwise as a depository only, and shall not be responsible or liable in any manner whatsoever for the sufficiency of escrowed funds or for the sufficiency, correctness, genuineness or validity of any instrument or signature thereon deposited with or delivered to Escrow Agent hereunder, with respect to the form or execution of any such instrument thereof or the identity, authority or rights of any person executing, depositing or delivering the same. Escrow Agent may act in reliance on any instrument reasonably believed to be genuine and may assume that any person reasonably purporting to give any written notice or advice or instruction in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall not be responsible to see to the correct application of any amounts released from the Escrow Funds. Escrow Agent may from time to time consult with legal counsel of its own choosing in the event of any disagreement, controversy, question or doubt as to the construction of any of the provisions hereof or its duties hereunder, and Escrow Agent shall incur no liability and shall be fully protected in acting in good faith in accordance with the written opinion and instructions of such counsel. In the event of a dispute over the Escrow Funds, Escrow Agent shall have the right, at its sole discretion, to interplead and pay over the Escrow Funds to a court of competent jurisdiction in Bexar County, Texas and thereafter Escrow Agent shall have no obligation to see to the application of the Escrow Funds and shall have no liability with respect to such Escrow Funds or this Agreement arising after the time of such payment. Escrow Agent shall not be liable for any action taken or omitted hereunder other than that constituting gross negligence or willful misconduct. THE FOREGOING SHALL APPLY TO ESCROW AGENT WITH RESPECT TO ACTION CONSTITUTING NEGLIGENCE OF ESCROW AGENT but shall not apply to Escrow Agent with respect to action constituting gross negligence or willful misconduct of Escrow Agent.

         15. Indemnification of Escrow Agent. Borrower will indemnify and hold Escrow Agent harmless from all suits, claims, actions, judgments, losses, liabilities, fees, costs, expenses, damages or other charges which may be imposed upon or incurred by Escrow Agent in connection with the performance of its duties hereunder, except with respect to any of the foregoing incurred as the result of Escrow Agent's gross negligence or willful misconduct. THE FOREGOING INDEMNITIES SHALL APPLY TO ESCROW AGENT WITH RESPECT TO SUITS, CLAIMS, ACTIONS, JUDGMENTS, LOSSES, LIABILITIES, FEES, COSTS, EXPENSES, DAMAGES AND OTHER CHARGES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF ESCROW AGENT. However, such indemnity shall not apply to Escrow Agent to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of Escrow Agent.

         16. Notices. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, or (d) prepaid telecopy, telegram or telex, addressed as follows:

       To Borrower:                  Koontz/McCombs 1, Ltd.
                                     200 Concord Plaza Drive, Suite 525
                                     San Antonio, Texas 78216

       To Lender:                    Nationwide Life Insurance Company
                                     One Nationwide Plaza
                                     Columbus, Ohio 43215-2220
                                     Attn:  Real Estate Investments 34-T

                                     Employers Life Insurance Company of Wausau
                                     c/o Nationwide Life Insurance Company
                                     One Nationwide Plaza
                                     Columbus, Ohio 43215-2220
                                     Attn:  Real Estate Investments 34-T

       To Escrow Agent:              Holliday Fenoglio, L.P.
                                     3003 West Alabama Street
                                     Houston, Texas 77098-2032

       To Solo Serve:                Solo Serve Corporation
                                     1610 Cornerway Blvd.
                                     San Antonio, Texas 78219-2900
                                     Attn:       Chief Financial Officer

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telecopy, telegram or telex, upon receipt.

       17. Replacement of Escrow Agent. The duties of Escrow Agent hereunder may be terminated in either of the following manners:

               (a) Upon written notice given by Lender, Solo Serve and Borrower of cancellation of designation of Escrow Agent to act and serve in said capacity, in which event, cancellation shall take effect no earlier than thirty (30) days after notice to Escrow Agent of such cancellation unless such cancellation is for cause, in which event cancellation shall take effect immediately upon delivery of such notice; or

               (b) Escrow Agent may resign as escrow agent at any time upon giving notice to Lender, Solo Serve and Borrower of its desire to so resign; provided, however, that resignation of Escrow Agent shall take effect no earlier than sixty (60) days after the giving of notice of resignation.

Upon termination of the duties of Escrow Agent in either manner set forth in subparagraphs (a) or (b) above, Escrow Agent shall deliver the balance of the Escrow Funds, together with all interest accrued on the Escrow Funds, to the newly appointed escrow agent designated by Lender and shall not have the right to withhold the Escrow Funds or the interest accrued thereon from said newly appointed escrow agent. Lender, Borrower and Solo Serve hereby agree that if the duties of Escrow Agent are terminated in either manner set forth in subparagraphs (a) or (b) above, then Lender, subject to the approval of Borrower and Solo Serve (such approval not to be unreasonably withheld or delayed), may appoint another nationally recognized title insurance underwriter or a national banking association to serve as the escrow agent under this Agreement and such nationally recognized title insurance underwriter or national banking association shall succeed to all the rights, titles, interests and duties of Escrow Agent hereunder; provided, however, if Lender has not appointed such a replacement escrow agent within fifteen (15) days after the termination of Escrow Agent, then the Bank shall become the escrow agent under this Agreement and shall succeed to all the rights, titles, interests and duties of Escrow Agent hereunder.

       18. Applicable Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas.

       19. Headings. The headings used herein are for convenience only and are not to be used in interpreting this Agreement.

       20. Multiple Original Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original. The signatures to this Agreement may be executed on separate pages, and when attached to this Agreement shall constitute one complete document.

       21. Amendments. Any agreement hereafter made shall be ineffective to change, modify, waive, release, discharge, terminate or effect the abandonment of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, release, discharge, termination or the effecting of the abandonment is sought.

       22. Assignment. None of this Agreement, the Escrow Funds or any interest of Borrower therein or right of Borrower therein, or the Escrow Account may be assigned by Borrower without the prior written consent of Lender and Solo Serve and any attempt to do so without the prior written consent of Lender and Solo Serve shall be void. In the event Lender consents, in its sole and absolute discretion, to a sale of the Property, or in the event of a sale of the Property after the loan has been paid in full, the provisions of this Agreement shall be binding on any such approved subsequent owner of the Property. This Agreement shall inure to the benefit of and bind the successors and permitted assigns of the parties hereto.

       23. Waiver. To the full extent Borrower may do so, Borrower agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Borrower, for Borrower, Borrower's successors and assigns, and for any and all persons ever claiming any interest in the Escrow Funds (other than Solo Serve), to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of the assets of Borrower, including any portion of the Escrow Funds to which Borrower is entitled to under the Lease, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created. Borrower shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Lender under the terms of this Agreement to payment under the Escrow Account, or to a sale of any portion of the Escrow Funds to which Borrower is entitled under the Lease for the payment of the secured indebtedness without any prior or different resort for payment, or the right of Lender under the terms of this Agreement to the payment of such indebtedness out of the proceeds of sale of such portion of the Escrow Funds in preference to every other claimant whatsoever (other than Solo Serve). If any law referred to in this paragraph and now in force, of which Borrower or Borrower's successors and assigns and such other persons claiming any interest in the Escrow Funds (other than Solo Serve) might take advantage despite this paragraph, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this paragraph.

       IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                               KOONTZ/MCCOMBS 1, LTD., a Texas limited
                               partnership

                               By      Koontz/McCombs, LLC, a Texas limited
                                       liability company, General Partner


                                       By:/s/ Bart Koontz
                                          -----------------------------------
                                          Name:  Bart Koontz
                                                -----------------------------
                                          Title: President
                                                 ----------------------------

                               BORROWER

                               NATIONWIDE LIFE INSURANCE COMPANY,
                               an Ohio corporation


                               By: /s/ Robert H. McNaughton
                                  -------------------------------------------
                                  Name:  Robert H. McNaughton
                                        -------------------------------------
                                  Title: Vice President
                                        -------------------------------------


                               EMPLOYERS LIFE INSURANCE COMPANY OF
                               WAUSAU, a Wisconsin corporation


                               By:  Robert H. McNaughton
                                  -------------------------------------------
                                  Name:  Robert H. McNaughton
                                        -------------------------------------
                                  Title: Vice President
                                        -------------------------------------

                               LENDER

                               HOLLIDAY FENOGLIO FOWLER, L.P., a Delaware limited partnership

                               By:      AMRESCO Mortgage Capital, Inc., a
                                        Delaware corporation, general partner

                                        By:  /s/ Rebecca Browning
                                             --------------------------------
                                           Name:  Rebecca Browning
                                                 ----------------------------
                                           Title:  Director - Loan Servicing
                                                  ---------------------------
                                                                 ESCROW AGENT

                               SOLO SERVE CORPORATION, a Delaware corporation



                               By:  /s/ Ross E. Bacon
                                    -----------------------------------------
                                    Name:  Ross E. Bacon
                                         ------------------------------------
                                    Title:  Executive Vice President
                                           ----------------------------------
                                                                   SOLO SERVE

                                   SCHEDULE A

                                    Property